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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 20, 2004
                                (Date of report)

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
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             (Exact name of registrant as specified in its charter)

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
              Michigan                                0-24676                       38-2505723
----------------------------------          -------------------------         -----------------------
  (State or other jurisdiction of            (Commission file number)           (I.R.S. employer
           incorporation)                                                       identification no.)
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                1150 Elijah McCoy Drive, Detroit, Michigan 48202
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (313) 871-8400
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND ITEM 7.01.
REGULATION FD DISCLOSURE

         On October 20, 2004, registrant announced its results of operations for the quarter ended September 30, 2004, as set forth in the press release included as Exhibit 99.1 hereto, which is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

c)       Exhibits.

         Exhibit No.       Description

         99.1              Press Release of Caraco Pharmaceutical
                           Laboratories, Ltd., dated October 20, 2004 announcing third quarter of 2004 results of operations


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.


        Date:   October 20, 2004          By:   /s/ Jitendra N. Doshi
                                             -----------------------------------
                                                Jitendra N. Doshi
                                                Chief Executive Officer


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                                  EXHIBIT INDEX
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Exhibit No.                        Description
99.1 Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated October 20, 2004 announcing third quarter of 2004 results of operations.
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